UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

PANACEA LIFE SCIENCES HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-800-985-0515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2021, Panacea Life Sciences Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (the “Purchaser”) pursuant to which the Company agreed to sell a 10% original issue discount senior convertible promissory note in the principal amount of $1,100,000 (the “Note”) and five-year warrants to purchase 785,715 shares of the Company’s common stock, par value $0.0001 per share at an exercise price of $1.40 per share (the “Warrants”) pursuant to the terms and conditions of the SPA for a total purchase price of $1,000,000. The closing is subject to customary closing conditions and the establishment of an escrow agreement with the bank and delivery of the purchase price to the bank, and is expected to occur within the next three business days following the date of this Current Report on Form 8-K.

The Note will be due November 18, 2022, which is one year from the issuance date. The Note initially does not bear any interest, however upon and during the Company’s failure to file all required reports and other documents with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) by December 2021, the Note will accrue interest at a rate of 12% per annum. Further, upon and during any event of default by the Company, the Note will accrue interest at a rate of 18% per annum. Events of default include the failure to file all required reports and other documents with the SEC pursuant to Exchange Act by January 2022, suspension of trading or quotation of the Company’s common stock on the OTCQB or a national securities exchange, and failure to reserve a sufficient number of shares for the conversion or exercise of all securities sold under the SPA. Further, upon an event of default, the holder will have the right to cause the Company to redeem the outstanding principal and accrued interest on the Note at a 125% premium.

The principal and accrued interest on the Note is convertible into common stock at a conversion price of $1.40 per share, subject to certain adjustments summarized as follows: (i) if an event of default has occurred prior to the maturity date, a reduction to 80% of the conversion price then in effect, (iii) anti-dilution adjustment upon certain issuances of common stock or derivative securities at a price per share that is lower than the conversion price, (iii) customary adjustments for stock splits, stock dividends and similar corporate events, and (iv) adjustment upon a public offering by the Company meeting certain delineated criteria, as summarized below.

Under the terms of the Note, upon a public offering by the Company of common stock, either alone or in units or with other securities pursuant to an effective registration statement resulting in gross proceeds to the Company of at least $10,000,000, and in connection with which the common stock is approved for listing listed on a national securities exchange (a “Qualified Offering”), the conversion price will be reduced to 90% of the offering price per share in the Qualified Offering, if that price is lower than the conversion price then in effect. Additionally, immediately prior to a Qualified Offering, the Company may redeem all or part of the outstanding principal and accrued interest on the Note at a 115% premium.

The Note also contains customary negative covenants prohibiting the Company from certain actions while the Note remains outstanding.

The Warrants will be exercisable for a five-year term beginning on May 18, 2022, at an exercise price of $1.40 per share, subject to certain adjustments which are substantially similar to those contained in the Note, including the Qualified Offering adjustment.

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Each of the Note and the Warrants contain a 4.99% beneficial ownership limitation pursuant to which neither may be converted or exercised, as applicable, if and to the extent that following such conversion or exercise the holder would beneficially own more than 4.99% of the Company’s outstanding common stock, subject to increase to 9.99% upon 61 days’ prior written notice by the holder.

The SPA provides that the Purchaser may purchase an additional note and additional warrants on substantially the same terms as the Note and the Warrants on any business day prior to the 91st business day immediately following the closing of the SPA.

Pursuant to the SPA, the Company entered into a Registration Rights Agreement dated November 18, 2021, by and between the Company and the Purchaser, in which the Company has agreed to file a Registration Statement on Form S-1 with the SEC following request by the Purchaser at any time following the 180-day period after the initial closing.

The foregoing description of the terms of the Note, the Warrants, the SPA, and the Registration Rights Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the form of the SPA, the form of Note, the form of Warrant, and the form of Registration Rights Agreement, copies which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The offer and sale of the Note and Warrants pursuant to the SPA have not been or will not be registered under the Securities Act of 1933 and are exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit		Incorporated by Reference			Filed or Furnished
#	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Securities Purchase Agreement*				Filed
10.2	Form of Original Issue Discount Senior Convertible Promissory Note				Filed
10.3	Form of Warrant				Filed
10.4	Form of Registration Rights Agreement*				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Panacea Life Sciences Holdings, Inc.
Date: November 24, 2021
	By:	/s/ Leslie Buttorff
	Name:	Leslie Buttorff
	Title:	Chief Executive Officer

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